                         TOYOTA MOTOR CREDIT CORPORATION
         SERVICER'S REPORT -- TOYOTA AUTO RECEIVABLES 1999-A OWNER TRUST
            DISTRIBUTION DATE OF AUGUST 16, 1999 FOR THE COLLECTION
                   PERIOD JULY 1, 1999 THROUGH JULY 31, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                                                                      Class A-1             Class A-2              Class A-3
                                                                      ---------             ---------              ---------
                                                Total                  Balance               Balance                Balance
-----------------------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
 Securities Balance                          $961,976,586.54       $303,000,000.00         284,000,000.00       $334,093,000.00
 Receivables Pool Balance
 Principal Factor                                 1.00000000            1.00000000             1.00000000            1.00000000
 Rate                                                                        5.365%                 5.800%                6.150%
 Targeted Maturity Date                                               July 17,2000      December 17, 2001        August 16,2004
 Number of Contracts                                  86,327
 Weighted Average Coupon                               9.85%
 Weighted Average Remaining Term                       39.46  months
 Servicing Fee Rate                                    1.00%

POOL DATA - PRIOR MONTH
 Securities Balance                          $961,976,586.54       $303,000,000.00        $284,000,000.00       $334,093,000.00
 Receivables Pool Balance                    $961,976,586.54
 Securities Pool Factor                           1.00000000            1.00000000             1.00000000            1.00000000
 Number of Contracts                                  86,327
 Weighted Average Coupon                               9.85%
 Weighted Average Remaining Term                       39.46  months
 Precompute and Simple Interest Advances       $1,355,060.94
 Payahead Account Balance                      $2,463,496.48
 Supplemental Servicing Fee Received                   $0.00
 Interest Shortfall                                        -                     -                      -                     -
 Principal Shortfall                                       -

POOL DATA - CURRENT MONTH
 Securities Balance                          $922,192,475.89       $263,215,889.35         284,000,000.00       $334,093,000.00
 Receivables Pool Balance                    $922,192,475.89
 Targeted Principal Balance                                              na                    na               $334,093,000.00
 Securities Pool Factor                           0.95864337            0.86869930             1.00000000            1.00000000
 Number of Contracts                                  84,808
 Weighted Average Coupon                               9.85%
 Weighted Average Remaining Term                       38.62  months
 Precompute and Simple Interest Advances        2,330,565.32
 Payahead Account Balance                      $2,618,727.25
 Supplemental Servicing Fee Received             $120,318.89
 Interest Shortfall                                        -                 $0.00                      -                 $0.00
 Principal Shortfall                                       -

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
                                                 Class B              Class C
                                                 -------              -------
                                                 Balance              Balance
-----------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
 Securities Balance                           $26,454,000.00        $14,429,586.54
 Receivables Pool Balance
 Principal Factor                                 1.00000000            1.00000000
 Rate                                                  6.300%                 6.70%
 Targeted Maturity Date                       August 16, 2004      August 16, 2004
 Number of Contracts
 Weighted Average Coupon
 Weighted Average Remaining Term
 Servicing Fee Rate

POOL DATA - PRIOR MONTH
 Securities Balance                           $26,454,000.00        $14,429,586.54
 Receivables Pool Balance
 Securities Pool Factor                           1.00000000            1.00000000
 Number of Contracts
 Weighted Average Coupon
 Weighted Average Remaining Term
 Precompute and Simple Interest Advances
 Payahead Account Balance
 Supplemental Servicing Fee Received
 Interest Shortfall                                        -                     -
 Principal Shortfall

POOL DATA - CURRENT MONTH
 Securities Balance                           $26,454,000.00        $14,429,586.54
 Receivables Pool Balance
 Targeted Principal Balance                   $26,454,000.00        $14,429,586.54
 Securities Pool Factor                           1.00000000            0.00000000
 Number of Contracts
 Weighted Average Coupon
 Weighted Average Remaining Term
 Precompute and Simple Interest Advances
 Payahead Account Balance
 Supplemental Servicing Fee Received
 Interest Shortfall                                    $0.00                 $0.00
 Principal Shortfall
-----------------------------------------------------------------------------------------



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
RESERVE FUND
-------------
 Initial Deposit Amount                                                                                              $7,214,824.00
 Specified Reserve Fund Percentage                                                                                            0.75%
 Specified Reserve Fund Amount                                                                                       $7,214,824.00
 Specified Reserve Fund Percentage (IF CONDITION i OR ii MET)                                                                 5.50%
 Specified Reserve Fund Amount (IF CONDITION i OR ii MET)                                                           $50,720,586.17

 Beginning Balance                                                                                                   $7,214,824.00
 Withdraw for Servicing Fee Due                                                                                                 -
 Withdraw for Class A Interest Due                                                                                              -
 Withdraw for First Allocation of Principal Due                                                                                 -
 Withdraw for Class B Interest Due                                                                                              -
 Withdraw for Second Allocation of Principal Due                                                                                -
 Withdraw for Class C Interest Due                                                                                              -
                                                                                                                    --------------
 Total Withdraw                                                                                                                 -
 Amount Available for Deposit to the Reserve Fund                                                                     4,401,004.04
 Reserve Fund Balance Prior to Release                                                                               11,615,828.04
 Reserve Fund Required Amount                                                                                        $7,214,824.00
 Reserve Fund Release to Seller                                                                                       4,401,004.04
 Ending Reserve Fund Balance                                                                                         $7,214,824.00
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS
--------------------------------------------

                                                                      Vehicles          Amount
                                                                      --------          ------
 Liquidated Contracts                                                    2
 Gross Principal Balance of Liquidated Receivables                                    $28,812.23
 Net Liquidation Proceeds Received During the Collection Period                       (25,018.19)
 Recoveries on Previously Liquidated Contracts                                          -
                                                                                   --------------
 Aggregate Credit Losses for the Collection Period                                     $3,794.04
                                                                                   --------------


                                                                                   --------------

 Cumulative Credit Losses for all Periods                                2              3,794.04
                                                                                   --------------
 Repossessed in Current Period                                          15


RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                            Annualized Average
FOR EACH COLLECTION PERIOD:                                                        Charge-Off Rate
 Second Preceding Collection Period                                                         0.00%
 First Preceding Collection Period                                                          0.00%
 Current Collection Period                                                                  0.01%
--------------------------------------------------------------------
CONDITION (i) (CHARGE-OFF RATE)
-------------
Three Month Average                                                                        0.00%
Charge-off Rate Indicator ( > 1.25%)                                          CONDITION NOT MET
--------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
DELINQUENT AND REPOSSESSED CONTRACTS
------------------------------------


                                     Percent     Contracts      Percent           Amount
                                     -------     ---------      -------           ------
31-60 Days Delinquent                     1.10%          937        1.13%       $10,376,658.41
61-90 Days Delinquent                     0.00%            2        0.00%            16,535.09
Over 90 Days Delinquent                   0.00%            2        0.00%            20,639.62
                                                  -------------             ---------------------
Total Delinquencies                                      941                    $10,413,833.12
                                                  -------------             ---------------------
                                                  -------------             ---------------------


Repossessed Vehicle Inventory                             15 *
* Included with delinquencies above


RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):

  Second Preceding Collection Period                                                      0.00%
  First Preceding Collection Period                                                       0.00%
  Current Collection Period                                                               0.00%

-------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
--------------
Three Month Average                                                                       0.00%
Delinquency Percentage Indicator ( > 1.25%)                                   CONDITION NOT MET
-------------------------------------------------------------------------------------------------


                         TOYOTA MOTOR CREDIT CORPORATION
         SERVICER'S REPORT -- TOYOTA AUTO RECEIVABLES 1999-A OWNER TRUST
            DISTRIBUTION DATE OF AUGUST 16, 1999 FOR THE COLLECTION
                   PERIOD JULY 1, 1999 THROUGH JULY 31, 1999

---------------------------------------------------------------------------------------------------------------------------------
                                                                     Class A-1             Class A-2              Class A-3
                                                                     ---------             ---------              ---------
                                                 Total                Balance               Balance                Balance
---------------------------------------------------------------------------------------------------------------------------------
COLLECTIONS
 Principal Payments Received                 $39,755,298.42
 Interest Payments Received                    8,048,385.90
 Net Precomputed Payahead Amount                (155,230.77)
 Aggregate Net Liquidation Proceeds Received      25,018.19
 Principal on Repurchased Contracts                      -
 Interest on Repurchased Contracts                       -
                                           ------------------
 Total Collections                           $47,673,471.74
 Net Simple Interest Advance Amount              914,064.47
 Net Precomputed Advance Amount                   61,439.91
                                           ------------------
 Total Available Amount                      $48,648,976.12

AMOUNTS DUE
 Servicing Fee                             $     801,647.16
 Accrued and Unpaid Interest - Class A         3,493,970.27
 First Allocation Principal Distribution                  -
 Accrued and Unpaid Interest - Class B           106,477.35
 Second Allocation Principal Distribution     25,354,524.11
 Accrued and Unpaid Interest - Class C            61,766.65
 Regular Principal Distribution Amount        14,429,586.54
 Deposit to Reserve Fund                       4,401,004.04
                                           ------------------
 Total Amount Due                          $  48,648,976.12

ACTUAL DISTRIBUTIONS
 Servicing Fee                             $     801,647.16
 Interest                                      3,662,214.27          $   1,128,885.42        $  1,052,377.78      $  1,312,707.08
 Principal                                    39,784,110.65             39,784,110.65                   -                    -
 Deposit to Reserve Fund                       4,401,004.04                                                                  -
                                           ------------------       ------------------      -----------------    -----------------
 Total Amount Distributed                  $  48,648,976.12          $  40,912,996.07        $  1,052,377.78      $  1,312,707.08
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                  Class B              Class C
                                                  -------              -------
                                                  Balance              Balance
-------------------------------------------------------------------------------------
COLLECTIONS
 Principal Payments Received
 Interest Payments Received
 Net Precomputed Payahead Amount
 Aggregate Net Liquidation Proceeds Received
 Principal on Repurchased Contracts
 Interest on Repurchased Contracts
 Total Collections
 Net Simple Interest Advance Amount
 Net Precomputed Advance Amount
 Total Available Amount

AMOUNTS DUE
 Servicing Fee
 Accrued and Unpaid Interest - Class A
 First Allocation Principal Distribution
 Accrued and Unpaid Interest - Class B
 Second Allocation Principal Distribution
 Accrued and Unpaid Interest - Class C
 Regular Principal Distribution Amount
 Deposit to Reserve Fund

 Total Amount Due

ACTUAL DISTRIBUTIONS
 Servicing Fee
 Interest                                        $   106,477.35         $   61,766.65
 Principal                                                 -                      -
 Deposit to Reserve Fund
                                                 $   106,477.35         $   61,766.65
 Total Amount Distributed


---------------------------------------------------------------------------------------------------
MONTHLY INFORMATION BY TYPE OF LOAN
-----------------------------------
Precomputed Contracts
---------------------
 Scheduled Principal Collections                                                  $6,436,701.98
 Prepayments in Full                                        387 contracts         $3,590,977.27
 Repurchased Receivables Principal                                                          -
 Payments Behind/Ahead on Repurchased Receivables                                           -
 Total Collections                                                               $12,300,848.51
 Advances - Reimbursement of Previous Advances                                              -
 Advances - Current Advance Amount                                                    61,439.91
 Payahead Account - Payments Applied                                                        -
 Payahead Account - Additional Payaheads                                            $155,230.77

Simple Interest Contracts
-------------------------
 Collected Principal                                                             $17,426,690.30
 Prepayments in Full                                       1130 contracts        $12,300,928.87
 Collected Interest                                                               $5,775,216.64
 Repurchased Receivables Principal                                                          -
 Repurchased Receivables Interest                                                           -
 Advances - Reimbursement of Previous Advances                                              -
 Advances - Current Advance Amount                                                  $914,064.47
---------------------------------------------------------------------------------------------------


I hereby certify to the best of my knowledge that the report provided is true and correct.

/s/ HOLLY PEARSON
----------------------------
    Holly Pearson
    Treasury Manager